Q1 2022 Earnings Presentation May 2022 Exhibit 99.2

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements about: our full year 2022 revenue, volume and gross margin guidance, our expectations of the anticipated benefits and synergies of the recently completed acquisition (the “Acquisition”) of GeneDx Inc. (“GeneDx), our estimates of our volumes and revenue for the first quarter, our addressable market, market growth, future revenue, key performance indicators, expenses, capital requirements and our needs for additional financing, our commercial launch plans, our strategic plans for our business and products, market acceptance of our products, and our competitive position and developments and projections relating to our competitors. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, and (iv) the risk that the anticipated benefits of the Acquisition of GeneDx may not be realized, if at all. The information, opinions and forward-looking statements contained in this announcement speak only as of its date, and are subject to change without notice. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin. Adjusted EBITDA is defined as net loss adjusted for interest expense, net, depreciation and amortization, stock-based compensation expenses, transaction costs, other (income) expense, net and COVID-19 testing costs. Management believes that these non- GAAP measures of financial results are useful in evaluating the Sema4's operating performance compared to that of other companies in its industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. Please refer to the Appendix for Non-GAAP to GAAP Reconciliation. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Sema4 Holdings Corp. 333 Ludlow Street, North Tower, 8th Floor, Stamford, CT 06902. Our telephone number is 800-298-6470. Disclaimer

Recent Business Highlights 1Q 20221 revenue growth of 4%2 1Q 20221 resulted volume growth of 27%2 Closed GeneDx acquisition and $200M PIPE3 from leading investors, including Pfizer Streamlined leadership team to enable focused execution and to drive growth Reaffirming 2022 revenue guidance of $305-315M, now includes GeneDx for eight months which implies $350M of pro forma revenue at the midpoint4 1 3 months ended 3/31/22 2 Excluding COVID-19 testing revenue 3 PIPE (Private Investment in Public Equity) is contingent on the closing of the GeneDx acquisition 4 $350M pro forma target previously excluded and continues to exclude any contribution from COVID-19 in 2022. Includes anticipated revenue growth and contribution from completed acquisition of GeneDX 3

4 Path to Profitability Growth at Scale1 Operating Efficiency Transformational Deals • Market leading franchises in Women’s Health & Rare Disease • On track to result 450K+ tests in 2022 • Committed to $50M+ reduction in 2022 cash burn • Significant ASP/margin opportunities via revenue cycle and lab efficiency • Cash runway into 2024 • Significantly enhanced value proposition via GeneDx acquisition • Unique competitive moat with strategy to partner with health systems 1 includes anticipated contribution from completed acquisition of GeneDX

Strong Start to 2022 5 Resulted ~85,000 tests excluding COVID-19 +27% yoy and +2% qoq $54M in total revenue +4% yoy (excluding COVID-19 testing)1 $315M in cash & equivalents as of 3/31/22 +$125M undrawn revolver = $440M total liquidity 1Q Resulted Volume 1Q Total Revenue 1Q Balance Sheet 1 1Q22 Revenue excluding COVID-19 was $50.1 million

Significant Improvement in Adjusted Gross Margin1 6 2 1 Adjusted Gross Profit (Loss) is a non-GAAP measure within cost of services. Refer to Appendix for non-GAAP Reconciliation 2 4Q 22E reflects the company’s guidance of 30% gross margin in 4Q 2022E 3 Represents the company’s long range gross margin target 50%+ by 20253

Q1 GAAP Financial Highlights 1Q 2022 1Q 2021 Total Revenue $53.9 $64.2 Revenue (ex-COVID testing) $50.1 $48.3 Gross Profit (Loss) $5.6 ($4.3) Gross Margin 10% (7%) GAAP Net Income (Loss) ($76.9) ($191.8) 1 3 months ended 3/31/22. Certain expenses were previously misclassified as cost of services. These expenses are now reported as selling and marketing. This adjustment has no impact on total revenue, loss from operations, net loss and comprehensive loss or net loss per share. Refer to Note 2, “Summary of Significant Accounting Policies” to our consolidated financial statements that is included in our 1Q22 10-Q that will be filed on May 12, 2022 for further information. 1Q 20221 – Financial Highlights USD Millions 1Q 20221 – Revenue Mix % Revenue 7 Diagnostic Testing COVID Testing Other

Q1 Non-GAAP Financial Highlights 1Q 2022 1Q 2021 Adjusted Gross Profit2 $7.1 $14.2 Adjusted Gross Margin3 13% 22% Total Adjusted EBITDA4 ($58.9) ($24.8) 1Q 20221 – Financial Highlights USD Millions 1 3 months ended 3/31/22 2 Adjusted Gross Profit (Loss) is a non-GAAP measure within cost of services. Refer to Appendix for non-GAAP Reconciliation 3 Adjusted Gross Margin is a non-GAAP measure within cost of services. Refer to Appendix for non-GAAP Reconciliation 4 Adjusted EBITDA is a non-GAAP financial measure that we define as net loss adjusted for interest expense, net, depreciation and amortization, stock-based compensation expenses, transaction and acquisition costs, restructuring, other (income) expense, net and COVID-19 costs. Refer to Appendix for non-GAAP Reconciliation 8 1Q 20221 – Revenue Mix % Revenue Diagnostic Testing COVID Testing Other

9 55%+ growth YoY Implies 450k+ patient tests resulted Adjusted gross margin to exceed 10% Resulted Volume1 2022 Guidance (now includes GeneDx for eight months) Revenue $305–315M total revenue2 Includes 8 months from GeneDx which implies $350M of pro forma revenue at the midpoint3 Adj. Gross Margin4 20%+ gross margin for 2022 Exit GM of 30% in 4Q $200M+ Sequential reduction in cash burn throughout 2022 Cash runway into 2024 1 Excluding COVID-19 testing 2 The midpoint of the updated guidance implies $350 million of pro-forma revenue excluding COVID-19 testing, assuming a full year 2022 contribution of GeneDx. 3 $350M pro forma target previously excluded and continues to exclude any contribution from COVID-19 in 2022 4 Adjusted Gross Margin is a non-GAAP measure. Refer to Appendix for non-GAAP Reconciliation Year End Cash

10 Our Financial Profile Exiting 2022 1 $350 million pro forma revenue includes revenue generated by GeneDx in 2022 prior to Deal Close on April 29th 2 Adjusted Gross Margin is a non-GAAP measure. Refer to Appendix for non-GAAP Reconciliation 3 Includes Cash & Equivalents, does not include drawing on Sema4’s $125M Revolver

Thank you

Appendix

1Q20 2Q20 3Q20 FY20 1Q21 2Q21 3Q21 4Q21 1Q22 Diagnostic Test 99% 93% 84% 79% 73% 87% 86% 79% 91% COVID 0% 6% 14% 18% 25% 8% 10% 18% 6% Other 1% 1% 2% 2% 2% 4% 4% 3% 3% 1 Certain periods do not add to 100% due to rounding Historical COVID-19 Revenue Mix % of Total Revenue1 13

Non-GAAP Gross Margin Reconciliation USD in thousands 14

Non-GAAP EBITDA Reconciliation USD in thousands 15